[BOND FORM]

REGISTERED                      United States of America              REGISTERED
NO.                                 State of New York                          $



                            MOVIEPLEX REALTY LEASING, L.L.C.
                            Adjustable Rate Tender Securities
                                 (Carmike Cinemas, Inc.)
                                    1997 Series ____


SERIES ISSUE DATE                  MATURITY DATE                           CUSIP
[---------------]                  ----------, ----

INTEREST RATE:

REGISTERED OWNER:

PRINCIPAL AMOUNT:


         Movieplex Realty Leasing, L.L.C., a New Jersey limited liability company (the "Issuer"), for value received, promises to pay to the registered owner specified above, or registered assigns, upon surrender hereof, but solely from the sources and in the manner referred to herein, the Principal Amount specified above on ____________, unless this Bond has been called for earlier redemption and payment of the redemption price shall have been duly made or provided for, and to pay from those sources interest thereon from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for or from the Series Issue Date specified above if no interest has been paid, at the rates determined as provided herein, until the Principal Amount is paid or duly provided for, commencing on the first Interest Payment Date after the Date of Authentication hereof.

         So long as this Bond bears interest at a Weekly Rate (hereinafter defined) as specified above, this Bond shall be purchased on demand of the registered owner hereof as hereinafter described.

         The principal of and any premium on this Bond are payable upon presentation and surrender hereof at the principal corporate trust office of First Union National Bank (the "Trustee"), or at the duly designated office of any duly appointed alternate or successor trustee. Interest on this Bond is payable on each Interest Payment Date by check or draft mailed to the registered owner of this Bond (the "Holder") in whose name ownership of this Bond is registered, at such Holder's address as it appears on the registration books (the "Register") for this issue maintained by the Trustee at the close of business on the Regular Record Date which shall be (i) while this Bond is in the Weekly Mode (as hereinafter defined), the last Business Day preceding an Interest Payment Date and (ii) while this Bond is in the Term Mode (as hereinafter defined), the fifteenth day of the calendar month next preceding the Interest Payment Date (the "Regular Record Date"). Any interest which is not timely paid or duly provided for shall cease to be payable to the Holder as of the Regular Record Date, and shall be payable to the Holder in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such overdue interest. Notice of the Special Record Date shall be mailed to Holders not less than ten nor more than fifteen days prior thereto. The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds (as hereinafter defined) shall, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder appearing on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the principal corporate trust office of the Trustee. The principal, redemption price or purchase price of and interest and any premium on this Bond are payable in lawful money of the United States of America.

         This Bond is one of a duly authorized issue of Adjustable Rate Tender Securities (Carmike Cinemas, Inc.) 1997 Series A and Series B (the "Bonds"), issued under and secured by an Indenture of Trust dated as of November 1, 1997 (the "Indenture") between the Issuer and the Trustee, in the aggregate principal amount of $72,750,000. Pursuant to the Indenture, the proceeds of the Bonds will be used to finance the Costs (as defined in the Indenture) of certain projects consisting of the acquisition or ground leasing of certain properties and the construction, renovation or installation thereon by Carmike Cinemas, Inc. (the "Company") of multiplex movie theaters. The Issuer shall enter into a Lease dated November 20, 1997 (the "Lease") with the Company pursuant to which the Issuer shall lease the Leased Property to the Company, and the Company shall pay Rent (as defined in the Indenture) to the Issuer. The Rent shall be in amounts sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds.

         THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER AND IS PAYABLE SOLELY FROM THE SOURCES REFERRED TO HEREIN. THIS BOND SHALL NOT BE OR BE DEEMED AN OBLIGATION OR A CHARGE AGAINST THE GENERAL CREDIT OF THE ISSUER.

         No recourse shall be had for the payment of the principal of or interest or any premium on this Bond, or for any claim based hereon or on the Indenture, against any manager, member, director, officer or employee, past, present or future, of the Issuer or of any successor entity, as such, either directly or through the Issuer or any such successor entity.

         The Bonds are payable solely from moneys pledged to or held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any other property now or hereafter owned by it. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably as to principal, premium, if any, and interest with all other Bonds issued under the Indenture. Additional Bonds and Refunding Bonds may be issued pursuant to the terms of the Indenture. Reference is made to the Indenture and the Lease for a description of the rights of the Holders of the Bonds; the rights and obligations of the Issuer and the Company; the rights, duties and obligations of the Trustee; and the provisions relating to amendments and modifications thereof. The acceptance of the terms and conditions of such documents and the Letters of Credit described below, copies of which are on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Issuer's issuance hereof, and each Holder by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The Holder shall have no right to enforce the provisions of the Indenture, the Lease or the Letters of Credit or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

         The Issuer has caused to be issued and delivered to the Trustee by the LC Issuers (as defined in the Indenture) certain irrevocable, direct-pay letters of credit pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to 43 days accrued interest on the outstanding Bonds at the Maximum Rate while the Bonds bear interest at the Weekly Rate, (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds. Such irrevocable letter of credit or any alternate letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the "Letters of Credit". The Indenture provides that, while the Bonds bear interest at a Term Rate, the Letters of Credit must be increased to provide for (i) 210 days accrued interest on the outstanding Bonds at a rate not less than the applicable Term Rate and
(ii) coverage of premium in an amount equal to the sum of the optional redemption premium (if any) and supplemental premium (if any) which would become payable on the Bonds upon mandatory redemption if such Letters of Credit were not extended beyond the Expiration Date set forth therein. The Letters of Credit expire on _______________, unless terminated earlier pursuant to their terms or extended. Subject to the provisions of the Indenture, the Issuer may, but is not required to, cause the Letters of Credit to be extended or replaced with Alternate Letters of Credit having substantially the same terms. The LC Issuers are under no obligation to extend the Letters of Credit. Unless the Letters of Credit are extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption, as described below. The Letters of Credit are being issued pursuant to a Reimbursement Agreement dated November 20, 1997 (as the same may be amended or replaced, the "Reimbursement Agreement") among the Agent, the Lenders (as defined in the Indenture), the Issuer and certain other parties.

                                INTEREST ON BONDS

         General. This Bond shall bear interest at a Weekly Rate or a Term Rate, as specified above and described below. The Bonds shall initially bear interest at a Weekly Rate, subject to conversion to a Term Rate, as described herein. A "Weekly Rate" is an interest rate for a Weekly Rate Period determined and adjusted weekly as described below. A "Term Rate" is an interest rate for a Term Rate Period determined as described below. The Bonds are in the "Weekly Mode" if they bear interest at a Weekly Rate and a "Term Mode" if they bear interest at a Term Rate. The Weekly Mode and each Term Mode are each a "Rate Mode". All computations of interest at a Weekly Rate shall be based on a year of 360 days; and all computations of interest at a Term Rate shall be based on a 360-day year of twelve 30-day months. As used in this Bond, the term "Interest Payment Date" means (i) with respect to Weekly Rate Interest, the first Monday of each calendar month commencing January 5, 1998 and (ii) with respect to Term Rate Interest, each ________ and __________.

         Weekly Rate. A Weekly Rate shall be determined for each Weekly Rate Period as described below. For each Weekly Rate Period and so long as the Bonds are in the Weekly Mode, the interest rate on the Bonds shall be the current market rate determined by the Indexing Agent on the immediately preceding Weekly Rate Calculation Date, in accordance with this Section. On each Weekly Rate Calculation Date, the Indexing Agent shall determine the Weekly Rate for the next succeeding Weekly Rate Period. The Weekly Rate shall be a percentage per annum equal to the Money Market Equivalent Yield, plus or minus the Special Adjustment Factor, if any, determined by the Indexing Agent. The Special Adjustment Factor will be the amount, if any, which when added to or subtracted from the Money Market Equivalent Yield, would result in a Weekly Rate for the applicable Weekly Rate Period, sufficient, in the opinion of the Indexing Agent, to enable the Remarketing Agent to remarket the Bonds at 100% of the principal amount thereof. In determining the Special Adjustment Factor on the Bonds, the Indexing Agent is to have due regard for general financial and credit market conditions and such other factors, including the credit rating and financial condition of the Agent and applicable tender provisions, which, in the judgment of the Indexing Agent may have a bearing on the interest rate on the Bonds. Notice of such Weekly Rate shall be given by the Indexing Agent to the Trustee and the Remarketing Agent by the close of business on the Weekly Rate Calculation Date. No notice of Weekly Rates will be given to the Issuer, the Agent or the Holders; however, the Issuer, the Agent and the Holders may obtain Weekly Rates from the Trustee or the Indexing Agent upon request therefor.

         Anything herein to the contrary notwithstanding, in no event shall the Weekly Rate borne by the Bonds exceed the Maximum Rate.

         At the direction of the Issuer (which direction shall be given by the Issuer upon the request of the Agent), the Maximum Rate shall be increased to a rate per annum specified by the Agent which does not exceed the maximum non-usurious rate allowed by applicable law; provided that, if the Bonds are then rated by a Rating Agency, the Trustee shall receive a written notice from each Rating Agency then maintaining a rating on the Bonds stating that the proposed increase of the Maximum Rate will not cause the rating then assigned to the Bonds to be lowered or withdrawn prior to any increase in the Maximum Rate. The consent of the Bondholders shall not be required for any such increase in the Maximum Rate. The Trustee shall not be responsible for determining such Maximum Rate or obtaining such Rating Agency notices.

         If for any reason the Indexing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period shall be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive succeeding Weekly Rate Period for which the Indexing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, shall be the sum of (i) the daily unweighted average of the Federal Funds Rate (as defined in the Indenture), for each Business Day of the preceding week plus (ii)
 .125%.

         The determination of the Weekly Rate by the Indexing Agent pursuant to the Indenture shall be conclusive and binding upon the Issuer, the Trustee, the Company, the Remarketing Agent, the Agent and the Holders of the Bonds.

         Term Rate. A Term Rate shall be determined as described below. The Term Rate shall be determined by the Indexing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Indexing Agent taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the Term

Mode in a secondary market sale at a price equal to the principal amount thereof on the first Business Day of the Term Rate Period; provided that (1) if the Indexing Agent fails for any reason to determine the Term Rate for the Term Rate Period, such Term Rate shall be equal to 125% of the average annual bond equivalent yield calculations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day, of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) the Term Rate shall not exceed the lesser of (i) the maximum interest rate at which the Letters of Credit then in effect provides coverage for at least forty three (43) days interest and (ii) 10% per annum. Determination of the Term Rate by the Indexing Agent shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Remarketing Agent, the Agent and the Holders. "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the Term Rate Period; "Term Rate Period" means the period from and after the Conversion Date until the Bonds have been paid or deemed paid.

         Conversion. The Indenture provides that the Company shall have the option to convert the Bonds from the Weekly Mode to a Term Mode on any Conversion Date the Company shall select; provided that the Conversion Date shall be an Interest Payment Date. The Company may exercise such option by giving written notice to the Issuer, the Trustee, the Remarketing Agent, the Indexing Agent and the Agent, stating its election to convert the Rate Mode of the Bonds to the Term Rate and stating the Conversion Date therefor, not less than 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Conversion Date. Notice of the exercise of the option to convert shall not be effective unless certain conditions set forth in the Indenture are satisfied with respect to such conversion. The Trustee shall give notice by first class mail to the Holders of the Bonds not less than 30 days prior to the proposed Conversion Date stating (i) the interest rate on the Bonds is scheduled to be converted to a Term Rate, (ii) the proposed Conversion Date, (iii) stating the method of computation which will take effect on the Conversion Date, (iv) stating that from and after the Conversion Date, the Bonds will no longer be subject to purchase on demand of the Holder, (v) if the Bonds will be secured by Letters of Credit after the Conversion Date, so stating and stating the identity of the LC Issuers issuing such Letters of Credit or if the Bonds will not be secured by Letters of Credit after the Conversion Date, so stating, (vi) if the Bonds will be subject to optional redemption after the Conversion Date, so stating, (vii) stating that the Company on or before the tenth day prior to the proposed Conversion Date, may determine not to convert the Bonds in which case the Trustee shall notify the Holders in writing to such effect, and (viii) that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date, at a price of par plus accrued interest. As used in this Bond, "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted from the Weekly Mode to the Term Mode.

                          OPTIONAL AND MANDATORY TENDER

         Optional Tender for Purchase in Weekly Mode. While the Bonds bear interest at a Weekly Rate, any Bond shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice (hereinafter defined) at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of purchase, if there is delivered to the Trustee at its Principal Office or Delivery Office, and to the Remarketing Agent at its Principal Office, a written notice (the "Bondholder Tender Notice") which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the date on which such Bond (or portion thereof) shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee and the Remarketing Agent. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if held in certificated form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Principal Office or the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 12:00 noon eastern time on the Business Day specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with such Bondholder Tender Notice and Bonds delivery requirements is in the sole discretion of the Trustee and binding on the Company, the Issuer, the Remarketing Agent, the Agent and the Holder. Any Bondholder Tender Notice which the Trustee determines is not in compliance with the provisions of this paragraph shall be of no force or effect.

         Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the purchase date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the purchase date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds in a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the purchase date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the purchase date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee and the Remarketing Agent of such Bondholder Tender Notice, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee on or before 12:00 noon eastern time on the applicable purchase date as described herein, then the undelivered Bond or portion thereof (the "Undelivered Bond") described in such Bondholder Tender Notice shall be deemed to have been tendered for purchase to the Trustee and, to the extent that there shall be held by the Trustee on or before the applicable purchase date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the Indenture, such

Undelivered Bond (or portion thereof) shall on such purchase date cease to bear interest and no longer shall be considered to be outstanding under the Indenture. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the foregoing shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys shall be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

         Mandatory Tender. This Bond is subject to mandatory tender for purchase, at a price equal to the principal amount hereof plus accrued interest,
(a) on the Conversion Date, or if the Conversion Date is not a Business Day, the first Business Day immediately following the Conversion Date, (b) on the Interest Payment Date next preceding the Expiration Date of the Letters of Credit or, if earlier, the 30th day next preceding such Expiration Date, unless the Trustee has received notice that the Letters of Credit have been or will be extended or Alternate Letters of Credit will be provided pursuant to the Indenture; (c) on the Expiration Date of the Letters of Credit unless the Trustee has received by 11:00 a.m. on such Expiration Date a written extension of the Letters of Credit or Alternate Letters of Credit; and (d) on the Purchase Date stipulated by the Agent pursuant to the Indenture in the event the Agent directs the Trustee pursuant to the Indenture to call the Bonds for mandatory purchase. Any Bond which is not delivered for purchase prior to 12:00 noon eastern time on the applicable purchase date shall be deemed to have been tendered to the Trustee as of such purchase date and interest on such Undelivered Bond shall cease to accrue on such purchase date. Thereafter, the Holder of such Undelivered Bond shall not be entitled to any payment other than the purchase price for such Undelivered Bond upon surrender thereof to the Trustee endorsed for transfer in blank and with guaranty of signature satisfactory to the Trustee. Except for payment of such purchase price from moneys held by the Trustee for such purpose, such Undelivered Bond shall no longer be outstanding and entitled to the benefits of the Indenture.

         BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE OPTIONAL TENDER FOR PURCHASE DESCRIBED ABOVE AND ON THE PURCHASE DATE IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE. IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TRUSTEE.

                              OPTIONAL REDEMPTIONS

         Extraordinary Optional Redemption.

                  (i) The Bonds are subject to extraordinary optional redemption by the Issuer, in the event of the exercise by the Company of its option to direct that redemption upon the occurrence of certain events as provided in
Section 15.5 of the Lease at any time in whole or on any Interest Payment Date in part, upon damage, destruction or condemnation of part of the Project, in each case, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date.

             (ii) The Series A Bonds are subject to partial redemption in the event the Company elects to purchase one or more Subperforming Theater Properties pursuant to Section 15.4 of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate purchase prices received by the Issuer from the Company for the Subperforming Theater Property or Properties so purchased in accordance with Section 15.4 of the Lease.

         Partial Redemption Upon Purchase. The Series A Bonds are subject to partial redemption after the Final Project Completion Date in the event the Company elects to purchase one or more Individual Properties pursuant to Subsection 4.3(b) of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate purchase prices actually received by the Issuer from the Company for the Individual Property or Properties so purchased in accordance with Subsection 4.3(b) of the Lease.

         Optional Redemption During Weekly Mode. Prior to the Conversion Date, the Bonds may be redeemed by the Issuer, at the direction of the Company (subject to Section 3.03) in whole at any time or in part on any Interest Payment Date, prior to maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date. In the case of the optional redemption of Bonds in part, the Company may direct that the Trustee only redeem Series A Bonds and not Series B Bonds to the extent that the aggregate principal amount of the Series A Bonds Outstanding exceeds the aggregate principal amount of Series B Bonds Outstanding, and thereafter all optional redemptions shall be applied to the Series A Bonds and the Series B Bonds in equal amounts.

         Optional Redemption After Conversion Date. From and after the Conversion Date, the Bonds shall be subject to optional redemption prior to maturity by the Issuer, at the direction of the Company, if, and to the extent and at such redemption prices as are set forth in the notice to Bondholders of the conversion of the Bonds.

         Optional Redemption on Special Right of Termination and Purchase. The Bonds are subject to optional redemption prior to maturity, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, in the event the Company exercises its option to terminate the Lease pursuant to Section 15.7 of the Lease.

                              MANDATORY REDEMPTIONS

         Mandatory Sinking Fund Redemption. The Series A Bonds are subject to mandatory sinking fund redemption prior to maturity at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date, on the Annual Payment Dates in the years and in the principal amounts specified in the Indenture. In the event that any Series A Bonds are redeemed (other than through sinking fund redemption pursuant to this Section) and are cancelled by the Trustee, the Trustee shall cause the Issuer to receive a credit against its sinking fund redemption obligations in the aggregate principal amount of Bonds so redeemed, such credits to be given in such order of maturity as may be directed by the Issuer, at the direction of the Company, with the consent of the Agent which consent shall not be unreasonably withheld or delayed. Also, at its option, the Company may deliver to the Trustee for cancellation Series A Bonds purchased by the Company pursuant to the Indenture. Such Series A Bonds so purchased, delivered and cancelled shall be credited by the Trustee at 100% of the principal amount thereof against the sinking fund redemption obligations of the Issuer in such order of maturity as may be directed by the Company with the consent of the Agent which consent shall not be unreasonably withheld or delayed, and the principal amount of Series A Bonds to be redeemed by sinking fund redemption shall be accordingly reduced. Concurrently with the events described above, the Trustee shall take such action as may be necessary to cause the Company to receive corresponding credits against its obligations to make Lease Payments (as defined in the Indenture). Anything herein to the contrary notwithstanding, the Issuer and the Company shall not receive credits pursuant to this section for sinking fund redemption obligations in respect of which the Trustee has given notice of redemption to Holders prior to the accrual of such credits. The Series B Bonds are not subject to mandatory sinking fund redemption.

         Partial Redemption on Final Project Completion Date. The Series A Bonds are subject to partial redemption after the Final Project Completion Date in accordance with Section 3.9 of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to (i) the total amount of moneys remaining in the Project Fund (including investment earnings thereon) after the Final Project Completion Date which are transferred to the Bond Fund pursuant to Section 5.03, plus (ii) moneys remaining in the Capitalized Interest Account and the Capitalized Interest Reserve Account (including investment earnings thereon) after the Final Project Completion Date which are transferred to the Bond Fund pursuant to Sections 5.02A and 5.02B, respectively, plus (iii) all investment earnings on amounts in the Bond Fund through and including the Final Project Completion Date.

         Partial Redemption from Uncompleted Project Purchase Price. The Series A Bonds are subject to partial redemption after the Final Project Completion Date in accordance with Subsection 4.2(a) of the Lease. The aggregate principal amount of Series A Bonds to be so redeemed shall be equal to the aggregate Uncompleted Project Purchase Price actually received by the Issuer from the Company pursuant to Subsection 4.2(a) of the Lease.

                               GENERAL PROVISIONS

         If less than all Bonds are to be redeemed at one time, the selection of the Bonds to be redeemed shall be made by lot or by such other method as the Trustee deems fair and appropriate; provided that any Bonds pledged to the Agent shall be redeemed first and any Bonds owned by the Company shall be redeemed second.

         If Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

         Any notice of redemption shall be given at least 15 days (30 days if the Bonds are in the Term Mode) prior to the date fixed for redemption, by mailing a copy of the redemption notice by first class mail, postage prepaid, to the Holder of each Bond to be redeemed in whole or in part at the address shown on the Register. Notice of optional redemption may be conditioned upon the deposit of moneys in the Bond Fund established under the Indenture, in an amount sufficient for such redemption not later than 12 noon on the redemption date and such notice shall be of no effect and the redemption shall be deemed cancelled unless such moneys are so deposited.

         If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         If at any time the Trustee holds moneys or securities as described in the Indenture sufficient to pay at redemption or maturity the principal or redemption price of and premium, if any, and interest on all Bonds outstanding under the Indenture and any purchase price payable pursuant to the Indenture in respect thereof, and if all other sums then payable by the Issuer under the Indenture have been paid, then subject to the provisions of the Indenture the lien of the Indenture and other security held by the Trustee for the benefit of the Holders will be discharged. After such discharge, Holders must look only to the deposited moneys and securities for payment.

         The Indenture permits certain amendments or supplements to the Lease and the Indenture not materially prejudicial to the Holders to be made without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding.

         The Holder of each Bond has only those remedies provided in the Indenture.

         The Bonds are issuable only as fully registered bonds in the denominations of $100,000 and any integral multiple thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the Principal Office of the Trustee, but only in the manner and subject to the limitations provided in the Indenture. This Bond is transferable at the Principal Office of the Trustee, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Trustee. While the Bonds bear interest at the Term Rate, the Trustee is not required to transfer or exchange (i) any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, (ii) any Bonds selected for redemption in whole or in part, or (iii) any Bond during the period of 15 days preceding any Interest Payment Date.

         This Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed.

         IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its Authorized Representative and attested by the manual or facsimile signature of another Authorized Representative.


[Seal]                                               MOVIEPLEX REALTY LEASING,
                                                               L.L.C.

Attest


                                                      By:
____________________                                      ____________________
Title                                              Title






                     [Form of Certificate of Authentication]

                  This   Bond   is   one   of  the   Bonds   described   in  the
within-mentioned Indenture.

Date of Authentication:                     [____________________________]
                                                       as Trustee



                                            By:___________________________
                                               Authorized Signature